USQ Core Real Estate Fund	Schedule of Investments
December 31, 2021 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 85.5%
Private Equity Real Estate Funds - 85.5%* (1)(2)
AEW Core Property Trust (U.S.), Inc.	1,245	$1,475,076
American Core Realty Fund, LP	29	4,214,534
ASB Allegiance Real Estate Fund, LP	1,870	3,206,908
Bailard Real Estate Investment Trust, Inc.	212,570	6,719,332
Barings Core Property Fund, LP	27,186	4,126,848
BGO Daily Value Fund - Class F	287,822	3,972,320
BGO Diversified U.S. Property Fund	752	2,064,542
BlackRock U.S. Core Property Fund, LP (3)	-	6,000,905
CBRE U.S. Core Partners, LP	4,943,693	9,025,966
CIM UII Onshore, LP	2,047	2,930,251
Clarion Lion Properties Fund, LP	6,869	12,490,634
GWL USPF, LP (4)	-	5,817,945
Madison Core Property Fund, LP	4,081	10,276,920
MetLife Core Property Fund, LP	1,178	2,017,170
PRISA, LP	1,963	4,245,581
RREEF America REIT II, Inc.	22,205	3,329,579
Smart Markets Fund, LP	4,655	8,799,954
TA Realty Core Property Fund, LP	4,200	6,062,034
U.S. Real Estate Investment Fund, LLC	3,267	4,703,002
U.S. Real Property Income Fund, LP (5)	-	4,712,328
UBS Trumbull Property Fund, LP	142	1,560,021
Total Real Estate Investments (Cost $87,305,375)		107,751,850

Short-Term Investments - 12.6%
Money Market Fund - 12.6%
Invesco Government & Agency - Institutional Shares, 0.03% (6)	15,871,158	15,871,158
Total Short-Term Investments (Cost $15,871,158)

Total Investments - 98.1% (Cost $103,176,533)		$123,623,008
Other Assets Less Liabilities - 1.9%		2,384,472
Net Assets - 100.0%		$126,007,480

Percentages are stated as a percent of net assets.
LP - Limited Partnership
REIT - Real Estate Investment Trust
LLC - Limited Liability Company

(1)	Securities considered illiquid. As of December 31, 2021, the value of these investments was $107,751,850 or 85.5% of the Fund's net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	Partnership is not designated in units. The Fund owns approximately 0.22% at December 31, 2021.
(4)	Partnership is not designated in units. The Fund owns approximately 0.62% at December 31, 2021.
(5)	Partnership is not designated in units. The Fund owns approximately 0.20% at December 31, 2021.
(6)	Rate reflects seven-day effective yield on December 31, 2021.

USQ Core Real Estate Fund	Schedule of Investments (Continued)
December 31, 2021 (Unaudited)

*	Additional Information on Investments in Private Investment Funds:

Fair Value	Security	Redemption Frequency(1)	Redemption Notice (Days)		Commitments as of December 31, 2021
$1,475,076	AEW Core Property Trust (U.S.), Inc.	Quarterly	45		$3,750,000
4,214,534	American Core Realty Fund, LP	Quarterly	10		0
3,206,908	ASB Allegiance Real Estate Fund, LP	Quarterly	30		2,000,000
6,719,332	Bailard Real Estate Investment Trust, Inc.	Quarterly	30		0
4,126,848	Barings Core Property Fund, LP	Quarterly	60		1,750,000
3,972,320	BGO Daily Value Fund - Class F	Daily	N/A	(2)	0
2,064,542	BGO Diversified U.S. Property Fund	Quarterly	45		0
6,000,905	BlackRock U.S. Core Property Fund, LP	Quarterly	60		0
9,025,966	CBRE U.S. Core Partners, LP	Quarterly	60		1,959,600
2,930,251	CIM UII Onshore, LP	Quarterly	90	(3)	2,500,000
12,490,634	Clarion Lion Properties Fund, LP	Quarterly	90		0
5,817,945	GWL USPF, LP	Quarterly	90		0
10,276,920	Madison Core Property Fund LP	Quarterly	90		3,250,000
2,017,170	MetLife Core Property Fund, LP	Quarterly	60		0
4,245,581	PRISA, LP	Quarterly	90		0
3,329,579	RREEF America REIT II, Inc.	Quarterly	45		0
8,799,954	Smart Markets Fund, LP	Quarterly	45		0
6,062,034	TA Realty Core Property Fund, LP	Quarterly	45	(4)	0
4,703,002	U.S. Real Estate Investment Fund, LLC	Quarterly	90		0
4,712,328	U.S. Real Property Income Fund, LP	Quarterly	90		0
1,560,021	UBS Trumbull Property Fund, LP	Quarterly	60		0

(1)
While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can suspend redemptions if the general partner or its respective Board deems it in the best interest of its shareholders. As a result of the COVID-19 pandemic, most of the Private Investment Funds experienced an increase in redemption requests as investors sought to raise cash and rebalance their portfolios. Some funds temporarily suspended their redemption payout while others paid out a pro-rata portion of redemption requests and continue to have redemption queues.

(2)	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.
(3)
Redemptions are subject to a three-year holding period from date of the initial capital call.  Partial redemptions are subject to the value of remaining units of at least $5 million. Redeption requirements may be waived as the sole discretion of the general partner.

(4)	Redemption subject to a six-month holding period for the shares beinig redeemed.

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$-	$-	$-	$107,751,850
Short Term Investments	15,871,158	-	-	15,871,158
Total	$15,871,158	$-	$-	$123,623,008

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.